SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 19, 2000



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




       DELAWARE                 File No. 1-8989           13-3286161
      (State or other          (Commission File          (IRS Employer
       jurisdiction of            Number)                 Identification
       incorporation)                                     Number)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (zip code)


  Registrant's telephone number, including area code:    (212)  272-2000



                                 Not Applicable
          (former name or former address, if changed since last report)

Item 5. Other Events

Filed herewith is a copy of The Bear Stearns Companies Inc. ( the "Company") Press Release, dated January 19, 2000, announcing its earnings for the Company for the three months ended December 31, 1999 which includes the Unaudited Consolidated Statements of Income for the Company for the three and six months ended December 31, 1999 and December 31, 1998, and the three months ended September 24, 1999. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                          Not applicable.

                  (b)   Pro Forma financial information:

                          Not applicable.

                  (c)   Exhibit:

                         (99) Press Release, dated January 19, 2000.



Item 8. Change in Fiscal Year

On January 18, 2000, the Board of Directors of the Company approved the change in its fiscal year end to November 30 from June 30. Accordingly, the Company's 2000 fiscal year will end on November 30, 2000 and its first quarter will cover the three-month period ending February 25, 2000. The Company intends to file a report covering the five-month transition period of July 1, 1999 through November 26, 1999 on Form 10-Q.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               THE BEAR STEARNS COMPANIES INC.



                                            By:/s/ Marshall J Levinson
                                               -----------------------
                                               Marshall J Levinson
                                               Controller
                                              (Principal Accounting Officer)

Dated:   January 19, 2000

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                                Press Release, dated January 19, 2000